UAM FUNDS

                   FMA SMALL COMPANY PORTFOLIO
                   INSTITUTIONAL CLASS SHARES
               INSTITUTIONAL SERVICE CLASS SHARES

              Supplement dated June 13, 1997 to the
    Statement of Additional Information dated January 3, 1997


The  following information is added under the heading "INVESTMENT
ADVISER" on Page 8 of the Statement of Additional Information:

PHILOSOPHY AND STYLE

      As a "value style" investment manager, the Adviser buys stocks in a mix of industries which it feels are undervalued. When the Adviser believes the industry has become unattractive, the Adviser will move to another industry which it feels has more investment potential. By consistently monitoring the Portfolio, the Adviser seeks to preserve assets in uncertain economic environments and allow for capital appreciation in rising markets.

REPRESENTATIVE INSTITUTIONAL CLIENTS

      As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included:
Loras College, Peer Bearing Company and Illinois Forge, Inc.

      In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.